UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

        California                  001-14431                 95-4676679
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
     incorporation or
       organization)

  630 East Foothill Blvd.
   San Dimas, California                                        91773
   (Address of principal                                      (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

        California                  001-12008                 95-1243678
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
     incorporation or
       organization)

  630 East Foothill Blvd.
   San Dimas, California                                        91773
   (Address of principal                                      (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events.


Item 8.01    Other Events

San Dimas,  California,  November 1,  2007....  American  States  Water  Company
(NYSE:AWR) announced that on October 26, 2007, the California Public Utilities Commission issued a proposed decision to approve rate increases in the Region II water customer service area of its Golden State Water Company subsidiary and to cover general office expenses. The new rates will be retroactive to January 1, 2007.


This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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                  Section 9 - Financial Statement and Exhibits


Item 9.01.   Financial Statements and Exhibits

Exhibit No.  Description
-----------  -----------
99.1 Press Release: American States Water Company Announces Proposed CPUC Decision to Approve Rate Increases

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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN STATES WATER COMPANY

Date: November 1, 2007             /s/ Robert J. Sprowls
                                   ---------------------------------------------
                                   Robert J. Sprowls
                                   Sr. Vice President, Chief Financial Officer,
                                   Treasurer and Corporate Secretary

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